LLC INTEREST REDEMPTION AGREEMENT

         This Agreement is entered into this 4th day of March, 2002 by and between Developed Technology Resource, Inc., a Minnesota corporation (hereinafter "DTR"), API Dairy Partners LP (hereinafter "API I"), a Delaware limited partnership, Agribusiness Partners International LP II (hereinafter "API II") a Delaware limited partnership; and Foodmaster International, LLC, a Delaware limited liability company (hereinafter the "Company").


                                    RECITALS

A. DTR, API I and API II are the only members of the Company, and as such are parties to a Limited Liability Company Agreement dated as of March 3, 1997, first amended by an Amended and Restated Limited Liability Company Agreement dated as of September 11, 1998, and next amended by a Second Amended and Restated Limited Liability Company Agreement dated November 1999, which Second Amended and Restated Limited Liability Company Agreement, attached hereto as Exhibit A and is referred to herein as the "LLC Agreement."

B. Under Section 5.02(a) of the LLC Agreement, DTR has a 30% "Percentage Interest" in the Company, subject to a potential increase in that Percentage Interest on the Termination Date as provided in Section 5.02(b) and (c) of the LLC Agreement, all of which is referred to herein as the "DTR Interest."

C. The Company is desirous of redeeming and DTR is desirous of selling the DTR Interest.


                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 Definitions. Initially capitalized terms used in this Agreement, if not defined herein, shall have the meaning set forth in the LLC Agreement.

                                   ARTICLE II
                       REDEMPTION OF INTEREST, PRICE, ETC.

2.1 Redemption of Interest. At the Closing, the Company will redeem from DTR, and DTR will assign, transfer and convey to the Company, the DTR Interest, pursuant to the terms and conditions hereof by delivery of an Assignment in the form attached herein as Exhibit B, and such other documentation as the Company may reasonably require.

2.2 Redemption Price. The Redemption Price shall be $1,500,000 (subject to adjustment as described below), $500,000 of which will be paid in cash at the Closing, and $1,000,000 (subject to adjustment as described below) of which will be paid by the execution and delivery by the Company of (i) a promissory note in the form of Exhibit C in the principal amount of $500,000 due on September 30, 2002, and (ii) a promissory note in the form of Exhibit D in the principal amount of $500,000 due on March 31, 2003, subject to a discount for early payment as provided in the terms of such note. The promissory notes are referred to herein as the "Promissory Notes".

                                   ARTICLE III
                         WARRANTIES AND REPRESENTATIONS

3.1 Warranties and Representations of DTR. DTR warrants and represents to the Company, API I and API II as follows:

         (a) Organization, Power and Authority. DTR is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota, and has the full power and authority to enter into this Agreement and to carry out the transactions provided for herein. All action of the Board of Directors and shareholders of DTR required to permit DTR to comply with the provisions of this Agreement have been taken.

         (b) No Encumbrances. The DTR Interest, when transferred by DTR to the Company under the terms of this Agreement, will be free of all liens, restrictions and encumbrances, except those imposed on DTR under the terms of the LLC Agreement, and except for restrictions on transfer imposed under applicable state and federal laws relating to the offer and sale of securities.

         (c) Binding Effect. Upon execution and delivery of this Agreement by all parties hereto, this Agreement shall be binding upon DTR, enforceable against DTR in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights generally, and by general principals of equity.

         (d) No Conflicts. The execution, delivery and performance of this Agreement by DTR will not (i) violate any order, judgment, decision or decree of any court, governmental agency or person authorized to resolve disputes having jurisdiction or proper authority over or respect to DTR or its properties, or the Articles of Incorporation or By-Laws of DTR; (ii) result in a material breach of or constitute (with due notice or lapse of time) a material default under any agreement to which DTR is a party or by which DTR is bound; or (iii) violate any provision of any law applicable to DTR; in all cases where such violation, breach or default is likely to have a material adverse effect on the DTR Interest or the consummation of the transactions provided for herein.

3.2      Representations and Warranties of API I, API II and the
Company. API I, API II and the Company warrant and represent with respect to themselves only, and, jointly and severally to their knowledge with respect to parties other than themselves, as follows:

         (a) Organization. API I and API II are each limited partnerships, and the Company is a limited liability company, each duly organized, validly existing and in good standing under the laws of the state of Delaware, and each has the full power and authority to enter into this Agreement and to carry out the transactions provided for herein. All actions of the general partners of API I and API II and of the Board of Managers and members of said general partners, and of the manager and members of the Company, required to permit API I , API II and the Company to comply with the provisions of this Agreement have been taken.

         (b) Binding Effect. Upon the execution and delivery of this Agreement by all parties hereto, this Agreement shall be binding upon each of API I, API II and the Company, enforceable against each, jointly and severally, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights generally, and by general principals of equity.

         (c) No Conflicts. The execution, delivery and performance of this Agreement by API I, API II and the Company will not (i) violate any order, judgment, decision or decree of any court, governmental agency or person authorized to resolve disputes having jurisdiction or proper authority over or respect to API I, API II and the Company, or their respective properties; the Certificate of Limited Partnership, Limited Partnership Agreement or other governing document of API I or API II; or the Certificate of Formation, the LLC Agreement or any other governing document of the Company; (ii) result in a material breach of or constitute (with due notice or lapse of time) a material default under any agreement to which API I, API II or the Company is a party or by which API I, API II or the

         Company are bound; or (iii) violate any provision of any law applicable to API I, API II or the Company, in all cases where such is likely to have a material adverse effect on the DTR Interest or the consummation of the transactions provided for herein.

         (d) Financial Statements. Attached hereto as Exhibit E, are the consolidated balance sheet of the Company as of December 31, 2001, and the consolidated income statement of the Company for the year then ended (the "Financial Statements"). The Financial Statements fairly and accurately present the financial condition and results of operations of the Company as of the date and for the period indicated in accordance with generally accepted accounting principals consistently applied, and were compiled from the books and records of the Company as regularly maintained by the Company.

3.3 Other Agreements. While there is any amount due under the Promissory Notes, neither the Company, API I nor API II will take any action which would cause or permit (i) the sale of any assets of the Company, except in the ordinary course of business, (ii) the distribution of any assets of the Company to its members, other than in reimbursement of expenses incurred on be half of the Company or in the payment of services provided consistent with past practice, (iii) a merger or combination of the Company with any other entity,
(iv) the issuance or transfer of any equity interest in the Company, other than where such issuance or transfer does not prevent API I or API II together to control the business of the Company and where such issuance is for fair value as reasonably determined API I and API II.

                                   ARTICLE IV
                        CLOSING AND CLOSING TRANSACTIONS

4.1 Closing. The event at which the DTR Interest is assigned and transferred to the Company, and the Redemption Price is paid by the Company to DTR, is referred to herein as the "Closing," and the time said Closing occurs is referred to herein as the "Time of Closing." The Closing shall take place at 225 South 6th Street, Suite 4300, Minneapolis, Minnesota, at 10:00 a.m. Central Standard Time, on March 6, 2002, or at such other place and time as DTR and the Company may mutually agree.

4.2 Deliveries by DTR. DTR shall deliver, or cause to be delivered, to the Company at or prior to the Closing, the following:

         (i) An Assignment, duly executed by DTR, in the form attached hereto as Exhibit B; and

         (ii) Such other documents or instruments as may be reasonably necessary to carry out the transactions contemplated hereby.

4.3 Deliveries by the Company. The Company shall deliver, or cause to be delivered, to DTR, at or prior to the Closing, the following:

         (i)      $500,000 in cash;

         (ii)     a promissory note in the form attached hereto as Exhibit C;

         (iii)    a promissory note in the form attached hereto as Exhibit D;

         (iv) such other documents or instruments as may be reasonably necessary to carry out the transactions contemplated hereby.

                                    ARTICLE V
                         OTHER AGREEMENTS OF THE PARTIES

5.1 Consent/Waiver of Rights. API I, API II and DTR hereby consent to the transfer of the DTR Interest to the Company pursuant to Section 6.02 of the LLC Agreement, and API I and API II hereby waive their rights of first refusal under
Section 6.03 of the LLC Agreement with respect thereto.

5.2 Relief from LLC Agreement. Upon the transfer of the DTR Interest to the Company, DTR shall no longer be a member of the Company and will no longer be a party to, or be bound under the terms of, the LLC Agreement; provided that for five years following such transfer, DTR will be bound by the terms of Section
8.02 of the LLC Agreement.

5.3 Financial Information. Following the Closing, the Company will, at its cost, promptly provide DTR with such financial statements and financial information as DTR may reasonably request in order to comply with informational disclosure requirements under applicable federal securities laws, including the Securities Exchange Act of 1934.

                                   ARTICLE VI
               SURVIVAL, INDEMNIFICATION, INJUNCTIVE RELIEF, ETC.

6.1 Survival. All representations, warranties, covenants and agreements contained in this Agreement, and all representations and warranties contained in any document delivered pursuant hereto, shall be deemed to be material and to have been relied upon by the parties hereto (unless otherwise stated in such document), and shall survive the Closing until all principal and interest on the Promissory Notes has been paid.

6.2 Indemnification by API I, API II and the Company. API I, API II and the Company shall each, with respect only to their own warranties, representations, covenants and agreements, indemnify, defend and hold harmless DTR from and against any and all loss, damage (except incidental and consequential damages), expense (including court costs, reasonable attorneys' fees, interest expenses and amounts paid in compromise or settlement), suits, actions, claims, penalties, liabilities or obligations (collectively, "Losses") related to, caused by, arising from or on account of any misrepresentation, or breach of any representation, warranty, covenant or agreement of API I, API II or the Company, made or contained in this Agreement.

6.3 Indemnification by DTR. DTR shall indemnify, defend and hold harmless API I, API II and the Company from and against any and all Losses related to, caused by, arising from or on account of any misrepresentation, or breach of any misrepresentation warranty, covenant or agreement of DTR, made or contained in this Agreement.

6.4 Indemnification - General. Promptly after discovery by an indemnified party under Section 6.2 or 6.3 of any facts or circumstances which form the basis for a claim of indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 6.2 or 6.3, notify in writing the indemnifying party of such facts or circumstances. The omission of the indemnified party to promptly notify the indemnifying party will not relieve the indemnifying party from any liability or obligation under
Section 6.2 or 6.3 as to the particular item for which indemnification is then being sought, unless such omission materially impairs the indemnifying party's ability to adequately remedy such facts or circumstances, or to defend any third party action based in whole or part thereon. In case any third party action is brought against any indemnified party and it seeks indemnification hereunder, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof with counsel who shall be to the reasonable satisfaction of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under Section 6.2 or 6.3 for any legal or other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement with a third party of any claim or action effected without the consent of such indemnifying party. An indemnified party shall have the right to employ its own counsel in any matter with respect to which indemnity may be sought by the indemnified party against an indemnifying party in which event the fees and expenses of separate counsel shall be borne by the indemnified party.

                                   ARTICLE VII
                             VENUE AND JURISDICTION

7.1 With respect to any action brought by or against any party with respect to this Agreement, or any controversy arising out of this Agreement, each party hereto submits and consents to the jurisdiction of the Minnesota District Court, Fourth Judicial District.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

8.1 Amendment and Waiver. No amendment or waiver of any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.2 Notices. To be effective, all notices or other communications required or permitted hereunder shall be in writing. A written notice or other communication shall be deemed to have been given hereunder (i) if delivered by hand, when the notifying party delivers telecopier or overnight delivery service, on the first business day following the date such notice or other communication is transmitted by telecopier or timely delivered to the overnight courier, or (iii) if delivered by mail, on the fourth business day following the date such notice or other communication is deposited in the U.S. mail by certified or registered mail addressed to the other party, whichever occurs earlier. Mailed or telecopied communications shall be directed as follows unless written notice of a change of address or telecopier number has been given in writing in accordance with this paragraph:

To API I, API II and the Company         Agribusiness Management Company, L.L.C.
                                         1004 Farnam Street, Suite 400
                                         Omaha, NE  68102
                                         Facsimile No.: (402) 930-3007

Copy to:                                 Steven P. Amen
                                         Kutak Rock LLP
                                         1650 Farnam Street
                                         Omaha, NE  68102
                                         Facsimile No.: (402) 346-1148

To DTR:  To:                             John Hupp
                                         Developed Technology Resource, Inc.
                                         5223 Edina Industrial Boulevard
                                         Edina, MN 55439

Copy to:                                 Roger H. Frommelt
                                         Felhaber, Larson, Fenlon & Vogt, P.A.
                                         225 South Sixth Street, Suite 4200
                                         Minneapolis, MN 55402
                                         Facsimile No.: (612) 338-0535

Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns. Any assignment of this Agreement or the rights hereunder by a party hereto without the prior written consent of the other parties shall be void.

Entire Transaction. This Agreement and the other documents referred to herein shall contain the entire understanding among the parties with respect to the transactions contemplated hereby and shall supersede all other agreements and understandings among the parties.

Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Minnesota.

Cooperation. Subsequent to the Closing, the parties hereto will execute such documents and take such actions as are reasonably requested by any other party to carry out the intent of this Agreement.

Headings. The Article, Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute on and the same Agreement.

The parties hereof have executed this Agreement as of the date set forth above.


Developed Technology Resource, Inc.    API Dairy Partners LP

                                       By Agribusiness Holding Company LLC
                                       Its general partner


By                                     By
   --------------------------------       --------------------------------


FoodMaster International LLC           Agribusiness Partners International LP II
                                       By CIS Management Company LLC
                                       Its general partner


  By                                   By
     ------------------------------       --------------------------------

                                INDEX OF EXHIBITS


Second Amended and Restated Limited Liability Company Agreement

Assignment

Promissory Note due September 30, 2002

Promissory Note due March 31, 2003

Consolidated Balance Sheet of the Company